Exhibit (j) under form N-1A
                                              Exhibit 23 under Item 601/Reg. S-K








                          INDEPENDENT AUDITORS' CONSENT




We consent to the use in this Post-Effective Amendment No. 42 to Registration Statement No. 33-3164 on Form N-1A of our report dated January 23, 2004 relating to the financial statements of Federated Capital Income Fund for the year ended November 30, 2003, and to the reference to us under the heading "Financial Highlights" in the Prospectus, which is a part of such Registration Statement.






Boston, Massachusetts
January 28, 2004